Exhibit 10.1

                                ESCROW AGREEMENT

This Escrow Agreement ("Agreement") is made and entered into as of this 19th day of July, 2010, by and among Meiguo Ventures I, Inc., a Delaware corporation ("Issuer") and Keith Roberts, as Stockholder Representative of the selling stockholders who execute this Agreement ("Selling Stockholders") and who elect to sell shares of common stock of the Issuer as provided below; and Wilmington Trust Company, a Delaware banking corporation (" Escrow Agent ").

     WHEREAS, the Issuer has filed with the Securities and Exchange Commission ("SEC") a registration statement on Form S-1 ("Form S-1") pursuant to the Securities Act of 1933, as amended (the "Act") with respect to the prospective sale of shares in the Issuer by the Selling Stockholders (the "Offering");

     WHEREAS, the Offering is being conducted based upon the Issuer being deemed to be a Blank Check issuer as that term is defined by subsection (a)(2) of Rule 419 ("Rule 419") of Regulation C promulgated pursuant to the Act;

     WHEREAS, if any of the stockholders of the Issuer who are identified on Schedule "A" which is annexed hereto elects to sell shares of common stock of the Issuer pursuant to the Offering (each of such stockholders being deemed a Selling Stockholder), the Issuer desires to utilize the Escrow Agent's services pursuant to the terms and conditions herein provided to satisfy the restrictions and requirements imposed upon the Offering by Rule 419;

     WHEREAS, if any Selling Stockholder elects to sell shares of common stock of the Issuer, then each Selling Stockholder who elects to sell shares of common stock of the Issuer pursuant to the Offering shall agree to be bound by the terms and conditions of this Agreement as a condition of any such sale and shall execute the Selling Stockholder Signature Page, in the form which is annexed hereto as Schedule B.

     NOW, THEREFORE, in consideration of the mutual covenants which are hereinafter set forth and for good and valuable consideration, receipt of which is hereby acknowledged,

IT IS AGREED:

1. Recitals Adopted. The parties hereto adopt as part of this Agreement each of the recitals which is set forth above in the WHEREAS clauses, and agree that such recitals shall be binding upon the parties hereto by way of contract and not merely by way of recital or inducement; and that such WHEREAS clauses are hereby confirmed and ratified as being true and accurate by each party as to itself and himself.

2. Appointment of Escrow Agent.

     A. In connection with Selling Stockholders' possible sale of shares of common stock after such shares are registered, the Issuer hereby appoints the Escrow Agent to act as escrow agent in connection with the Offering pursuant to the terms and conditions set forth in this Agreement.

     B. The Escrow Agent shall receive compensation to be paid by the Issuer as set forth on Schedule C, annexed hereto and made a part hereof.

3. Duties of Escrow Agent.

     A. Escrow Agent shall establish an escrow account (the "Escrow Account") into which the shares to be sold ("Escrow Shares") and the funds to be received from prospective purchasers of said shares ("Prospective Purchasers") as well as any dividends earned by the Prospective Purchasers while the Escrow Shares are being held in escrow ("Escrow Funds") in connection with any sale by the Selling Stockholders pursuant to the Offering (collectively, the "Escrow Items") shall be deposited and held until an acquisition meeting the criteria specified in Rule 419 is completed. Escrow Funds shall be invested upon the written direction of an officer of the Issuer; provided, however, that the Escrow Funds shall only be invested in an obligation that constitutes a "deposit", as that term is defined in section 3( L ) of the Federal Deposit Insurance Act (each a "Permitted Investment"). The Issuer shall be solely responsible for ensuring that such directions include only Permitted Investments and the Escrow Agent shall not have any obligation with respect to such determination.

     B. Escrow Agent shall receive and hold all shares of common stock sold pursuant to the Offering (i.e., the Escrow Shares) pursuant to the terms set forth in this Agreement and in accordance with Rule 419. All Escrow Shares are to remain as deposited and shall be held until (i) released by the Escrow Agent pursuant to Paragraphs "D", "E", "F" or "G" of this Article "3" of this Agreement or (ii) the Escrow Agent shall have deposited the Escrow Items in court pursuant to Paragraph "G" of Article "5" of this Agreement or the last sentence of Paragraph "I" of Article "5" of this Agreement. The identity of (i) each Selling Stockholder and (ii) the Prospective Purchaser shall be included with the stock certificates or other documents evidencing such securities which are delivered to the Escrow Agent. The Escrow Shares shall remain as issued and deposited and shall be held for the sole benefit of the Prospective Purchasers, who shall have voting rights with respect to the Escrow Shares held in their names, as provided by applicable state law. All stock powers, which shall be duly executed in blank, shall be sent to the Escrow Agent separate from the certificates evidencing the Escrow Shares.

     C. If Escrow Agent shall receive written notice from the Issuer pursuant to Article "9" of this Agreement that the Issuer has entered into an agreement for the acquisition of a business pursuant to paragraphs (e)(1) and (e)(2) of Rule 419, and said written notice includes a representation that the Issuer has provided a post-effective amendment to the Issuer's registration statement which has been declared effective by the SEC to each Prospective Purchaser and has received confirmation from Prospective Purchasers pursuant to Rule 419(e)(2)(ii) that said Prospective Purchasers intend to continue to remain investors in the Issuer, then Escrow Agent, within two (2) business days, shall deliver the Escrow Shares to the applicable Prospective Purchasers who have given said confirmation at the address provided by the Selling Stockholders, if known, and shall deliver the Escrow Funds to the corresponding Selling Stockholders or, on their behalf to the brokerage account set forth in the Company's records, or if no brokerage account is provided, to their home address which is specified in the Company's records.

     D. If Escrow Agent shall receive written notice from the Issuer pursuant to Article "9" of this Agreement that the Issuer has entered into an Acquisition Agreement pursuant to paragraphs (e)(1) and (e)(2) of Rule 419, and said written notice includes a representation that the Issuer has provided a post-effective amendment to the Issuer's registration statement which has been declared effective by the SEC to each Prospective Purchaser, and either (i) Issuer has received confirmation from Prospective Purchasers pursuant to Rule 419(e)(2)(ii) that said Prospective Purchasers do not intend to continue to remain investors in the Issuer or (ii) more than forty-five (45) business days have elapsed after the effective date of the post-effective amendment, then Escrow Agent shall within two (2) business days return the Escrow Funds to the corresponding Prospective Purchasers at the address provided by the Selling Stockholders, if known, and shall return the Escrow Shares to the corresponding Selling Stockholders or, on their behalf to the brokerage account set forth in the Company's records, or if no brokerage account is provided, to their home address which is specified in the Company's records.

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
     E. If upon receiving written instructions from the Issuer that the Issuer has not (i) negotiated an acquisition transaction, (ii) filed a post-effective amendment to its registration statement, (iii) successfully completed a reconfirmation offering meeting the requirements of Rule 419 and (iv) closed on the acquisition agreement within eighteen (18) months after the effective date of its registration statement, then Escrow Agent shall return the Escrow Funds to the corresponding Prospective Purchasers, and shall return the Escrow Shares to the corresponding Selling Stockholders pursuant to the written instructions from the Issuer.

     F. If the Issuer elects to terminate the Offering prior to the occurrence of the events specified in Paragraphs "D", "E" or "F" of this Article "3" of this Agreement, then the Issuer shall notify Escrow Agent in writing pursuant to Article "9" of this Agreement that the Offering has been terminated and the registration statement withdrawn, whereupon Escrow Agent shall, within two (2) business days, return the Escrow Funds to the Prospective Purchasers, and shall return the Escrow Shares to the Selling Stockholders.

4. Representations, Warrants and Covenants of Escrow Agent.

     A. Escrow Agent shall deposit the gross proceeds, if any, from the Offering promptly into the Escrow Account. Dividends, if any, earned on said funds shall be held in the Escrow Account until the funds are released. If the Escrow Funds are released to a Prospective Purchaser, the Prospective Purchaser shall receive any dividends earned on such funds until the date of release. If Escrow Funds are released to the Selling Stockholders, any dividends earned on such funds up to the date of release shall be released to the Selling Stockholders.

     B. Escrow Agent shall maintain in good faith and in the regular course of business Escrow Account records, providing that the funds in the Escrow Account are held for the benefit of the purchasers and showing the name and interest of each party to the account.

     C. Except as set forth herein,  no transfer or other  disposition of Escrow
Shares shall be permitted other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986 [26 U.S.C. 1 et seq.], or the rules thereunder.

5. Rights and Immunities of Escrow Agent. Acceptance by the Escrow Agent of its duties pursuant to this Agreement is subject to the following terms and conditions, which all parties to this Agreement hereby agree shall govern and control the rights, duties and immunities of the Escrow Agent:

     A. The duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Agreement and the Escrow Agent shall only be responsible for the performance of such duties and obligations as are specifically set out in this Agreement. This Agreement shall not be deemed to create a fiduciary relationship between the parties hereto under state or federal law except as specifically provided in this Agreement.

     B. (i) The Escrow Agent is hereby released and exculpated from all liability, costs, and expenses whatsoever which arise out of or in connection with the Escrow Agent's activities as escrow agent hereunder, including, but not limited to, any liability, cost or expense which is caused by the negligence or gross negligence of the Escrow Agent. Notwithstanding the foregoing, the Escrow Agent shall be liable only to the extent of any loss or damage which is caused by its willful misconduct.

          (ii) The Escrow Agent shall not be obligated to verify (i) the authenticity of any documents submitted to it as originals, (ii) the genuineness of the signatures on any documents submitted to it; (iii) the legal capacity of any persons who executed any document submitted to it; (iv) the due

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authorization  and  valid  execution  of any  agreement  submitted  to it by all parties thereto; (v) that any agreement submitted to it constitutes a valid and legally binding agreement and obligation of the parties; and (vi) the conformity to the originals of any documents submitted to it (a) as photostatic copies or
(b) via facsimile.

     C. The Escrow Agent may act or refrain from acting with respect to any matter which is referred to herein in reliance upon either: (i) the advice of any counsel who may be selected by the Escrow Agent from time to time or (ii) a good faith determination by the Escrow Agent. The Escrow Agent is hereby released and exculpated from all liability or claimed liability by the parties or any other person which may arise or be alleged to have arisen, out of or as a result of, in connection with acting as Escrow Agent or in refraining from acting upon either: (i) the advice of any counsel or (ii) a good faith determination by the Escrow Agent.

     D. Escrow Agent shall not be required to use its own funds in the performance of any of its obligations or duties or the exercise of any of its rights or powers, and shall not be required to take any action which, in Escrow Agent's sole and absolute judgment, could cause it to incur any expense or liability unless furnished with security and indemnity which it deems, in its sole and absolute discretion, to be satisfactory.

     E. The Escrow Agent may rely upon any paper or other document which may be submitted to the Escrow Agent in connection with its duties hereunder which is believed by the Escrow Agent to be genuine and to have been signed by the proper party or parties and is hereby released and exculpated from all liability, including, but not limited to, losses, costs, consequential damages and expenses whatsoever which arises out of or in connection with its actions based upon any such paper or other document, and the Escrow Agent shall have no liability or responsibility with respect to the form, execution or validity thereof.

     F. The Escrow Agent may institute or defend any action or legal process which involves any matter which is referred to herein which in any manner affects the Escrow Agent or its duties or liabilities hereunder, but the Escrow Agent shall not be required to institute or defend such action or process unless or until requested to do so, and then only upon receiving full indemnity, against any and all claims, liabilities, judgments, reasonable attorneys fees and other expenses of every kind in relation thereto. Such indemnification shall be in a form and amount satisfactory to the Escrow Agent, in its sole and absolute discretion, and from such parties determined by the Escrow Agent in its sole and absolute discretion.

     G. The Issuer and the Selling Stockholders, jointly and severally, agree to and shall indemnify and save the Escrow Agent harmless from and against any losses, claims, liabilities, judgments, reasonable attorneys' fees and other expenses of every kind and nature which may be suffered, sustained or incurred by the Escrow Agent by reason of its acceptance of, and its performance under, this Agreement except for the Escrow Agent's willful misconduct. In addition, the Escrow Agent shall be entitled to the fair value of the legal services incurred to outside counsel with respect to the Escrow Agent's acceptance of, and its performance pursuant to this Agreement.

     H. The Escrow Agent may at any time, in its sole and absolute discretion, deposit the Escrow Items with a court of competent jurisdiction in Wilmington, Delaware pursuant to an action of interpleader, and upon such deposit the Escrow Agent shall be released from any further liability or obligation as the Escrow Agent.

     I. In the event of any dispute which is referred to herein, the Escrow Agent shall be entitled to consult with counsel and commence or defend any legal proceeding if the Escrow Agent, in its good faith determination, determines to do so, and shall be reimbursed by the Issuer and the Selling Stockholders for all legal fees and expenses in connection with such consultation and legal proceeding.

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
     J. The Escrow Agent may resign at any time from its duties as Escrow Agent by giving at least thirty (30) days prior written notice ("Resignation Notice") pursuant to Article "9" of this Agreement to the Issuer and to all Selling Shareholders and Prospective Purchasers who have Escrow Items being held by the Escrow Agent. The Escrow Agent shall upon the (i) acceptance of the new escrow agent by the Issuer and (ii) presentation of an executed agreement appointing said new escrow agent, turn over to said escrow agent the Escrow Items. If no such escrow agent is appointed within thirty (30) days after the giving of Resignation Notice, the Escrow Agent may deposit the Escrow Items with a court of competent jurisdiction in Wilmington, Delaware.

     K. The Escrow Agent is not a party to or bound by any agreement pertaining to the Offering or any other agreement between the Issuer and the Selling Stockholders, except this Agreement.

     L. The duties of the Escrow Agent hereunder are entirely ministerial, being limited to receiving, holding, and disbursing the amount in escrow as provided herein. The Escrow Agent may rely upon and will be protected in acting upon any paper or other document which may be submitted to it in connection with its duties hereunder and which is believed by it to be genuine and to have been signed by the proper party or parties or their representatives, and shall have no liability or responsibility with respect to the form, execution, or validity thereof.

     M. The Escrow Agent's obligation to act as Escrow Agent pursuant to this Agreement shall terminate at such time as (i) the Escrow Agent shall deliver the Escrow Items pursuant to Paragraphs "D", "E", "F" or "G" of Article "3" of this Agreement or (ii) the Escrow Agent shall have deposited the Escrow Items in court pursuant to Paragraph "G" of this Article "5" of this Agreement or the last sentence of Paragraph "I" of this Article "5" of this Agreement.

6. Duties of Issuer. Upon request of the Escrow Agent, Issuer shall timely execute and deliver any and all documents, and perform any and all acts, as may be reasonably and customarily required to be executed or performed by an issuer in connection with the parties' fulfillment of their respective obligations under an escrow agreement such as this Agreement.

7. Authority. The persons executing this Agreement hereby represent that each is duly authorized to enter into this Agreement in the capacity specified, and upon request, will provide documentation to the Escrow Agent and the other party which supports his or her authority to enter into this Agreement.

8. Miscellaneous.

     A. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     B. Enforceability. If any provision which is contained in this Agreement should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any State of the United States, such invalidity or unenforceability shall not affect any other provision of this Agreement. Instead, this Agreement shall be construed as if such invalid or unenforceable provisions had not been contained herein.

     C. Amendment. This Agreement may not be changed, modified, extended, terminated or discharged orally but only by an agreement in writing, signed by all of the parties to this Agreement.

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
9. Notices. Any notice or other communication required or permitted hereunder must be in writing and sent by either (i) certified mail, postage prepaid, return receipt requested, (ii) overnight delivery with confirmation of delivery or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid, addressed as follows:

If to the Issuer:
                    Meiguo Ventures I, Inc.
                    28248 North Tatum Blvd., Suite B-1-434
                    Cave Creek, Arizona 85331
                    Attention: David W. Keaveney
                    Facsimile No.: (210) 579-1775

If to the Escrow Agent:

                    Wilmington Trust Company
                    1100 N. Market St.
                    Wilmington, DE 19890
                    Attention: James P. Lawler
                    Facsimile No.: (302) 636-4149

If to the Selling Shareholders and Prospective Purchasers: to the address as set forth in the Company's records or in each case to such other address and facsimile number as shall have last been furnished by like notice. If mailing is impossible due to an absence of postal service, and the other methods of sending notice set forth in this Article "9" of this Agreement are not otherwise available, notice shall be hand delivered to the aforesaid addresses. Each notice or communication shall be deemed to have been given as of the date of receipt; provided, however, that any notice sent by facsimile shall be deemed to have been given as of the date sent by facsimile if a copy of such notice is also mailed by first class mail on the date sent by facsimile; if the date of mailing is not the same as the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice is given.

10. Governing Law. This Agreement shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, without giving effect to the principles of conflicts of law that would call for the application of the laws of any other jurisdiction. Furthermore, the parties hereby agree:

     A. That any proceeding to enforce the provisions of this Agreement may be commenced in the Courts of the State of Delaware and federal courts in the State of Delaware having subject matter jurisdiction;

     B. To hereby irrevocably and unconditionally consent to and submit to personal jurisdiction over each of them by the Courts of the State of Delaware and federal courts in the State of Delaware, and appellate courts thereof, in any action or proceeding, or for recognition and enforcement of any judgment in respect thereof;

     C. To hereby waive personal service of any and all process and specifically consent that in any such action or proceeding, any service of process may be effectuated upon any of them by certified mail, return receipt requested, to the addresses which are set forth in Article "9" of this Agreement or in each case to such other addresses as shall have last been furnished by the like notice; and

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
     D. To hereby waive any objection that they may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agree not to plead or claim the same.

11. Construction. Each of the parties hereto hereby further acknowledges and agrees that (i) each has been advised by counsel during the course of negotiations and (ii) each counsel has had significant input in the development of this Agreement and (iii) this Agreement shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Agreement.

12. Entire Agreement. This Agreement and all documents and instruments referred to herein (i) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (ii) are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

13. Further Assurances. The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Agreement and the intents and purposes hereof.

14. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

15. Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

16. Modifications. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, signed by all of the parties to this Agreement.

17.   Exhibits.   All  Exhibits  annexed  or  attached  to  this  Agreement  are incorporated into this Agreement by reference thereto and constitute an integral part of this Agreement.

18. Severability. The provisions of this Agreement shall be deemed separable. Therefore, if any part of this Agreement is rendered void, invalid or unenforceable, such rendering shall not affect the validity or enforceability of the remainder of this Agreement; provided, however, that if the part or parts which are void, invalid or unenforceable as aforesaid shall substantially impair the value of this whole Agreement to any party, that party may cancel, and terminate the Agreement by giving written notice to the other party.

19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and this same Agreement. Facsimile signatures shall be deemed to be original signatures.

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
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and the year first above written.

Meiguo Ventures I, Inc.
28248 North Tatum Blvd., Suite B-1-434
New York, New York  10022


By: /s/ David W. Keaveney
    ------------------------------------------
    David W. Keaveney, Chief Executive Officer


Wilmington Trust Company, As Escrow Agent


By: /s/ Patrick J. Donahue
    ------------------------------------------
    Patrick J. Donahue, Vice President

Stockholder Representative:


/s/ Keith Roberts
----------------------------------------------
Keith Roberts

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                                   SCHEDULE A

                        LIST OF THE SELLING STOCKHOLDERS

NAME OF SELLING                                  BENEFICIAL HOLDINGS
SECURITY HOLDER                                  BEFORE THE OFFERING
---------------                                  -------------------
Erin Anemaet                                          57,800
Krsta Brcic                                           46,835
Janja Cerovina                                        50,000
Cindy Cho                                             57,924
Peter Cho                                             55,061
Melissa Conners                                       60,055
Zoran Cvetojevic                                      46,835
Miso Cvetojevic                                       46,835
Bojan Cvetojevic                                      46,835
Zarko Cvetojevic                                      46,835
Jelena Cvetojevic                                     46,835
Verica Djordjevic                                     46,835
Natalie Englehart                                     60,000
Alexandre Figueirdo                                   64,000
Ljubica Gombar                                        50,000
Dragana Kovacevic                                     46,835
Rom Macari                                            59,000
Michal Majernik                                       58,500
Milovan Mavrak                                        50,000
Slavica Mavrak                                        50,000
Dragon Mikovic                                        50,000
Dusica Mikovic                                        50,000
Zoran Miletic                                         50,000
Juan Pasqual                                          64,000
Jovanny Palma                                         55,500
Damjan Pavolivic                                      59,300
Mariya Popov                                          60,699
Kevin Price                                           64,000
Julie Provost                                         58,900
Prvoslav Puric                                        50,000
Jovan Puric                                           50,000
Veselin Puric                                         50,000
Mira Puric                                            50,000
Ivan Radovic                                          50,000
Suncica Radovic                                       50,000
Viktor Ristic                                         58,500
Keith Roberts                                         54,000
Steven Roberts                                        62,500
Leighanne Roberts                                     63,500
Carol Robichaud                                       55,000
Roxane Rojas                                          65,000
Teresita Rubio                                        65,000
Andres Rubio                                          65,000
Sandra Rubio                                          53,000

Sretko Sinikovic                                      50,000
Brcic Slavka                                          46,835
Dragana Stosic                                        50,000
Bratislav Stosic                                      50,000
Peter Tate                                            65,000
Cavor Vladislavka                                     46,835
Phillip Welsh                                         63,000
David Wise                                           200,000
Marta Zecevic                                         50,000
Nebojsa Zecevic                                       50,000
Charlotte Zur                                         60,000

                                   SCHEDULE B

                       SELLING STOCKHOLDER SIGNATURE PAGE

     The undersigned Selling Stockholder of Meiguo Ventures I, Inc. (the "Company") hereby agrees that if he or she decides to sell the shares of the Company pursuant to the Form S-1 Registration Statement in compliance with Rule 419 of Regulation C promulgated pursuant to the Securities Act of 1933, as amended, he or she shall comply with the terms of the Escrow Agreement to which this Signature Page is attached.

Name of Selling Stockholder:

/s/ Erin Anemaet
-------------------------------
Erin Anemaet

/s/ Krsta Brcic
-------------------------------
Krsta Brcic

/s/ Janja Cerovina
-------------------------------
Janja Cerovina

/s/ Cindy Cho
-------------------------------
Cindy Cho

/s/ Peter Cho
-------------------------------
Peter Cho

/s/ Melissa Conners
-------------------------------
Melissa Conners

/s/ Zoran Cvetojevic
-------------------------------
Zoran Cvetojevic

/s/ Miso Cvetojevic
-------------------------------
Miso Cvetojevic

/s/ Bojan Cvetojevic
-------------------------------
Bojan Cvetojevic

/s/ Zarko Cvetojevic
-------------------------------
Zarko Cvetojevic

/s/ Jelena Cvetojevic
-------------------------------
Jelena Cvetojevic

/s/ Verica Djordjevic
-------------------------------
Verica Djordjevic

/s/ Natalie Englehart
-------------------------------
Natalie Englehart

/s/ Alexandre Figuerido
-------------------------------
Alexandre Figuerido

/s/ Ljubica Gombar
-------------------------------
Ljubica Gombar

/s/ Dragana Kovacevic
-------------------------------
Dragana Kovacevic

/s/ Rom Macari
-------------------------------
Rom Macari

/s/ Michal Majernik
-------------------------------
Michal Majernik

/s/ Milovan Mavrak
-------------------------------
Milovan Mavrak

/s/ Slavica Mavrak
-------------------------------
Slavica Mavrak

/s/ Dragon Mikovic
-------------------------------
Dragon Mikovic

/s/ Dusica Mikovic
-------------------------------
Dusica Mikovic

/s/ Zoran Miletic
-------------------------------
Zoran Miletic

/s/ Juan Pasqual
-------------------------------
Juan Pasqual

/s/ Jovanny Palma
-------------------------------
Jovanny Palma

/s/ Damjan Pavolivic
-------------------------------
Damjan Pavolivic

/s/ Mariya Popov
-------------------------------
Mariya Popov

/s/ Kevin Price
-------------------------------
Kevin Price

/s/ Julie Provost
-------------------------------
Julie Provost

/s/ Prvoslav Puric
-------------------------------
Prvoslav Puric

/s/ Jovan Puric
-------------------------------
Jovan Puric

/s/ Veselin Puric
-------------------------------
Veselin Puric

/s/ Mira Puric
-------------------------------
Mira Puric

/s/ Ivan Radovic
-------------------------------
Ivan Radovic

/s/ Suncica Radovic
-------------------------------
Suncica Radovic

/s/ Viktor Ristic
-------------------------------
Viktor Ristic

/s/ Keith Roberts
-------------------------------
Keith Roberts

/s/ Steven Roberts
-------------------------------
Steven Roberts

/s/ Leighanne Roberts
-------------------------------
Leighanne Roberts

/s/ Carol Robichaud
-------------------------------
Carol Robichaud

/s/ Roxane Rojas
-------------------------------
Roxane Rojas

/s/ Teresita Rubio
-------------------------------
Teresita Rubio

/s/ Andres Rubio
-------------------------------
Andres Rubio

/s/ Sandra Rubio
-------------------------------
Sandra Rubio

/s/ Sretko Sinikovic
-------------------------------
Sretko Sinikovic

/s/ Brcic Slavka
-------------------------------
Brcic Slavka

/s/ Dragana Stosic
-------------------------------
Dragana Stosic

/s/ Bratislav Stosic
-------------------------------
Bratislav Stosic

/s/ Peter Tate
-------------------------------
Peter Tate

/s/ Cavor Vladislavka
-------------------------------
Cavor Vladislavka

/s/ Phillip Welsh
-------------------------------
Phillip Welsh

/s/ David Wise
-------------------------------
David Wise

/s/ Marta Zecevic
-------------------------------
Marta Zecevic

/s/ Nebojsa Zecevic
-------------------------------
Nebojsa Zecevic

/s/ Charlotte Zur
-------------------------------
Charlotte Zur

                                    Exhibit C

                                   Escrow Fees

The escrow fee payable to Wilmington Trust Company shall be $2,500, which constitute a one time annual fee for the period ending September 30, 2011. In the event this Escrow Agreement is still in effect on September 30, 2011, then Meiguo Ventures I, Inc. shall pay an additional $2,500 to Wilmington Trust Company for the period ending September 30, 2012. In the event that this Escrow Agreement is still in effect on September 30, 2012, the parties hereto shall negotiate a new fee for any period beyond September 30, 2012.